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                                                             EXHIBIT 23.2





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



        As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (33-65041 and 33-67622).



        /s/ GRANT THORNTON LLP
        Grant Thornton LLP





        Chicago, Illinois
        March 27, 1997